                                 UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                              ______________


                                 FORM 8-K

                              CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of
                   the Securities Exchange Act of 1934

                              ______________


                    Date of Report:  February 10, 1997
           Date of Earliest Event Reported:  February 10, 1997

                              PANENERGY CORP
           (Exact name of registrant as specified in its charter)


                                  Delaware
                 (State or other jurisdiction of incorporation)
                                   1-8157
                            (Commission File Number)
                                 74-2150460
                    (I.R.S. Employer Identification Number)

                            5400 Westheimer Court
                                P.O. Box 1642
                          Houston, Texas 77251-1642
         (Address, including zip code, of principal executive offices)

                              ______________


            Registrant's telephone number, including area code:

                              (713) 627-5400
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Item 7.  Financial Statements and Exhibits.

     (c)   Exhibits.

     23    Consent of KPMG Peat Marwick LLP.

     27    Financial Data Schedule for December 31, 1996.

     99.1 Management's Discussion and Analysis of Financial Condition and Results of Operations.

     99.2  Independent Auditors' Report -- KPMG Peat Marwick LLP.

     99.3 Audited Consolidated Balance Sheet of PanEnergy Corp as of December 31, 1996 and 1995 and Consolidated Statements of Income, Common Stockholders' Equity and Cash Flows for each of the years in the three year period ended December 31, 1996, and Notes to Consolidated Financial Statements.

     99.4  Consolidated Quarterly Financial Data.

     99.5  Summary of Selected Consolidated Financial and Operating Data.
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                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PANENERGY CORP


                                         By:   /s/ PAUL F. FERGUSON, JR.
                                             ---------------------------------
                                                   Paul F. Ferguson, Jr.
                                                   Senior Vice President and
                                                   Chief Financial Officer
Date:  February 10, 1997











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                        Exhibit List

     23    Consent of KPMG Peat Marwick LLP.

     27    Financial Data Schedule for December 31, 1996.

     99.1 Management's Discussion and Analysis of Financial Condition and Results of Operations.

     99.2  Independent Auditors' Report -- KPMG Peat Marwick LLP.

     99.3 Audited Consolidated Balance Sheet of PanEnergy Corp as of December 31, 1996 and 1995 and Consolidated Statements of Income, Common Stockholders' Equity and Cash Flows for each of the years in the three year period ended December 31, 1996, and Notes to Consolidated Financial Statements.

     99.4  Consolidated Quarterly Financial Data.

     99.5  Summary of Selected Consolidated Financial and Operating Data.